SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BIG FLASH CORP.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant

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BIG FLASH CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
August 10, 2006

To the Stockholders of Big Flash Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of Big Flash Corp., a Delaware corporation (the "Company") for its fiscal year 2005, will be held at 10:00 am on August 10, 2006, at the Company's corporate offices located at 6425 Abrams, Ville St-Laurent, Quebec H4S 1X9, for the following purposes:

1.      To elect a five member Board of Directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified;

2.      To ratify the appointment of RSM Richter LLP as the Company's Independent Certified Public Accountants for the ensuing year;

3      To approve a proposal to amend the Company's certificate of incorporation adopted and recommended by the board of directors to change the name of the Company to "IntelGenx Technologies Corp.".

4.      To consider and vote upon a proposal to adopt the Company's Stock Option Plan;

5.      To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on July 10, 2006 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: July 28, 2006

By Order of the Board of Directors,

Ingrid Zerbe, Secretary

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE
ENCLOSED PROXY BY MAIL OR FAX (FAX NUMBER: 514-331-0436).

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDERS IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

BIG FLASH CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

August 10, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Big Flash Corp. (the "Company") for use at the Company's Annual Meeting of Stockholders for its fiscal year 2005 to be held on August 10, 2006, and at any adjournment thereof (the "Meeting"). Further, solicitation of proxies may be made personally, or by telephone or facsimile, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such.

Only Shareholders of record at the close of business on July 10, 2006 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 16,007,489 shares of the Company's common stock (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the secretary of the Company who will act as inspector of elections and who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal.

The Board of Directors of the Company has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote "FOR" each of the Proposals.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDERS IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

Copies of each of the Annual Reports on Form 10-K of the Company for the fiscal year ended December 31, 2005 (the "2005 Fiscal Year") and the Form 10-Q for the fiscal quarter ended March 31, 2006, including financial statements, which are incorporated by reference into this Proxy Statement and made a part hereof, are being mailed or sent electronically concurrently herewith to all stockholders of record at the close of business on July 28, 2006.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Shareholders on or about July 28, 2006.

The date of this Proxy Statement is July 28, 2006.

TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Only stockholders of record at the close of business on July 10, 2006 are entitled to vote at the Annual Meeting. The total number of shares of Common Stock, par value $.00001 per share of the Company, issued, outstanding and entitled to be voted on the record date was 16,007,489 shares. Each such share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The holders of a majority of the outstanding votes (i.e., 8,003,905 votes) shall constitute a quorum. A quorum is necessary to hold a valid meeting. In accordance with the Company's Certificate of Incorporation and By-laws, and applicable law, the election of directors shall be by a plurality of the votes cast and the remaining Proposals shall be by a majority of the votes cast.

The following table sets forth certain information, as of the date hereof, with respect to the beneficial ownership of our common stock by each: (i) holder of more than five percent (5%) of the outstanding shares of our common stock; (ii) our officers and directors; and (iii) all our officers and directors as a group. The Company's issued and outstanding voting securities at the close of business on July 10, 2006, consisted of 16,007,489 shares of common stock, $.00001 par value (the "Common Stock"). Unless otherwise indicated, the address of each of the named persons is care of Big Flash Corp., 6425 Abrams, Ville St-Laurent, Quebec, H4S 1X9.

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Name and Address of	Number	Percent
Beneficial Owner	of Shares (1)	(1)

Horst Zerbe (2)
	4,709,643.5	29.4%
Ingrid Zerbe (2)
	4,709,643.5	29.4%
Joel Cohen (2)
	1,571,713	9.8%
David Coffin-Beach
	53,191	*
Reiza Rayman
	53,191	*
J. Bernard Boudreau
	Nil	Nil
All directors and executive officers as a group (6
persons)
	11,097,382	69.3%

* less than 1 percent

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

(2) The shares indicated are Exchangeable Shares in the capital stock of 6544631 Canada Inc., a Canadian special purpose corporation which wholly owns IntelGenx, a Canadian corporation ("IntelGenx") as a result of the completion of the Share Exchange Agreement. The Exchangeable Shares are exchangeable for 10,991,000 shares of Big Flash common stock currently held by Equity Transfer Services Inc., as trustee. Please see "Business – Recent Developments" in the SB-2 filed by Big Flash on July 3, 2006.

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PROPOSAL 1

APPROVAL OF NOMINEES TO THE BOARD OF DIRECTORS

General

A board of five directors is to be elected at the Meeting to hold office until the next annual meeting or until their successors are elected. Unless individual Shareholders specify otherwise, each returned proxy will be voted for the election of the five nominees who are listed herein. The following schedule sets forth certain information concerning the nominees for election as directors.

The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Stockholders and until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee that the present Board of Directors may recommend.

Name	Age
Horst Zerbe	59
J. Bernard Boudreau	61
David Coffin-Beach	58
Reiza Rayman	43
Joel Cohen	34

Horst G. Zerbe, PhD

Dr. Zerbe is our President, Chief Executive Officer and Chairman of the Board and is a full time employee of the Company. The board approved you as Chairman. Dr. Zerbe has more than 20 years experience in the pharmaceutical industry. He has been the President and Chief Executive Officer of IntelGenx since December 2005; prior thereto, from 1998 to 2005, he served as the president of Smartrix Technologies Inc. in Montreal; prior thereto, from 1994 to 1998, he was Vice President of R&D at LTS Lohmann Therapy Systems in West Caldwell, NJ. He has published numerous scientific papers in recognized journals and holds over 30 patents.

J. Bernard Boudreau Sr. VP, PharmEng Inc.

Since 2004, Mr. Boudreau has been serving as a Senior Vice President of PharmEng Inc., a full-service consulting and contract manufacturing company that serves the pharmaceutical, biotechnology and medical device industries in North America and internationally. From 2000 to 2004, Mr. Boudreau was president of Radcliffe Consulting and Investments LTD. Prior thereto, he was appointed as Queen's Counsel in 1985. Mr. Boudreau was elected to the provincial legislature of Nova Scotia, in which he has served from 1988 to 1997. He has served as Chair of the Public Accounts Committee and opposition critic for Finance and Economic Development. In 1993 he was reelected as a member of government and held responsibilities as Minister of Finance, Minister of Health, Chair of the Cabinet Priorities and Planning Committee.

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David Coffin-Beach, Ph.D.

Since January 1, 2005, Dr. Coffin-Beach has been serving as President of ATP Solutions, a privately held consulting firm which specializes in delivering strategic, technical, marketing and management services to pharmaceutical manufacturers and investors. Dr. Coffin-Beach is the former President and Board Member of TorPharm (1994 - 2004), the U.S. division of Apotex Inc. During his tenure as President and CEO, the company grew from start-up to over $400 million in revenue and 1,000+ employees. Prior to that, Dr. Coffin-Beach held various positions at Schering-Plough Corporation ending with the position of Associate Director. Prior to that, Dr. Coffin-Beach took a position as Director of Research at Superpharm Corporation, a Division of Goldline Laboratories, where he was in charge of all research and development of generic products which resulted in ten new abbreviated new drug application (ANDA) products being filed for the company during his tenure. Prior to that, Dr. Coffin-Beach joined DuPont Pharmaceuticals as a senior scientist and among other accomplishments, was a key participant in the design and qualification of a new pharmaceutical research facility in Wilmington, Delaware. He also was a co-inventor on two U.S. patents.

Dr. Coffin-Beach received his bachelor of science in Pharmacy from Union University, NY and practiced both community and clinical pharmacy before returning for graduate studies at the University of Maryland at Baltimore to finish graduate school with a PhD in Pharmaceutics.

Dr. Reiza Rayman

Currently, Dr. Rayman is pursuing a PhD in the area of Tele-surgery. From 2000 until 2005, Dr. Rayman was serving as Principal Investigator, Robotic Tele-surgery and Hybrid Cardiac Surgery, CSTAR, and Assistant Professor, Department of Surgery, at the University of Western Ontario. In September 1999, Dr. Rayman in collaboration with Dr. Doug Boyd, performed the world's first robotic beating heart cardiac bypass surgery. He holds an MSc (biophysics) from the University of Western Ontario and an MD from the University of Toronto. Dr. Rayman is currently completing his PhD in Medical Biophysics.

Joel Cohen, CFA

Mr. Cohen is our Executive Vice President, Chief Financial Officer and a Director and works on a consulting basis for the Company. Mr. Cohen has extensive experience in biotechnology and high tech financings and in financial analysis. From 2002 until present, Mr. Cohen has been a consulting CFO for Osta Biotechnologies a publicly traded Company on the TSX venture. From 1999 to 2002, Mr. Cohen was an investment banker at Canaccord Capital Corporation, where he specialized in biotechnology financings. He has worked on numerous IPOs and private and public financings worth over $100 million for various companies including Neurochem Inc, Adherex Technologies Inc., Bioniche Life Sciences Inc., Diagnocure Inc., Qbiogene Inc. and Aeterna Zentaris Inc. Mr. Cohen holds a Bachelor of Commerce degree in Finance from Concordia University and is a Chartered Financial Analyst.

Except as set forth herein, no officer or director of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

Meetings of the Board of Directors

The Company's Board of Directors held one meeting during the Fiscal Year 2005. No director failed to attend the meeting.

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Compensation of the Board of Directors

Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors. We have not compensated our directors for service on the board of directors or any committee thereof.

Director Attendance at Annual Meeting

The Company encourages all Directors to attend the annual meeting, however, because many of our Directors have a multitude of responsibilities, we do not require attendance.

Committees of the Board of Directors

The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. There is no Nominating Committee.

The Audit Committee is composed of J. Bernard Boudreau, Reiza Rayman and Joel Cohen

The Audit Committee makes recommendations to our board of directors regarding the independent auditors for our company, approves the scope of the annual audit activities of our independent auditors, reviews audit results and will have general responsibility for all of our auditing related matters.

The purpose of the Audit Committee is to assist our board of directors in the oversight of the integrity of the consolidated financial statements of our company, our company's compliance with legal and regulatory matters, the independent auditor's qualifications and independence, and the performance of our company's independent auditors. The primary responsibilities of the Audit Committee include various matters with respect to the oversight of our company's accounting and financial reporting process and audits of the consolidated financial statements of our company on behalf of our board of directors. The Audit Committee also selects the independent certified public accountants to conduct the annual audit of the consolidated financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

Accordingly, the Audit Committee discusses with RSM Richter, LLP, our auditors, our audited financial statements, including among other things the quality of our accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by our management in our financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, in addition to the auditor's independence.

Our Board has determined that one out of three members of the Audit Committee are independent as defined by NASD Rule 4200(a)(15), because those independent directors do not have any relationship with us other than as Directors.

Report of the Audit Committee

For the fiscal year 2005, the Company did not have an audit committee and as a result, the Company did not produce an audit committee report. On June 15, 2006, the Company established an audit committee as described herein.

Audit Committee Financial Expert. The Company's board of directors has determined that at least one audit committee financial expert is serving on its audit committee. Mr. Cohen, is a financial expert and is not independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Compensation Committee. For the fiscal year 2005, the Company did not have a compensation committee. On June 15, 2006, the Company established a compensation committee as described herein.

5

Compensation Committee Interlocks and Insider Participation. As stated above, the Compensation Committee consists of David Coffin-Beach, J. Bernard Boudreau and Reiza Rayman. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

Executive Compensation

The Compensation Committee is currently composed of all non-employee directors. The Committee reviews the compensation of the Company's officers and key employees and will review the granting of stock options under the Company's proposed stock option plan and makes recommendations to the Board of Directors for action on these matters. During the Fiscal Year, 2005, the Company's Board of Directors decided all compensation matters relating to the Company's executive officers.

The key objectives of the Company's executive compensation policies are to attract and retain key executives who are important to the long-term success of the Company and to provide incentives for these executives to achieve high levels of job performance and enhancement of shareholder value. The Company seeks to achieve these objectives by paying its executives a competitive level of base compensation for companies of similar size and industry and by providing its executives an opportunity for further reward for outstanding performance in both the short term and the long term. Intelgenx Corp. has entered into an employment agreement with Horst Zerbe, as President and Chief Executive Officer as of December 1, 2005. The agreement is for an indefinite period of time. Under the agreement, Dr. Zerbe is entitled to receive: (1) a minimum base salary of $157,657 per year; (2) an annual bonus equal to 50% of base salary upon the performance of certain milestones set out by the board of directors; and (3) other benefits in the amount of $13,513.

Executive Officer Compensation. The Company's executive officer compensation program is comprised of three elements: base salary, annual cash bonus and will also consist of long-term incentive compensation in the form of stock option grants upon the approval of the Company's stock option plan by the shareholders.

Salary. The Committee and the Board of Directors will review base salaries for the Company's executive officers, taking into account individual experience, job responsibility and individual performance during the prior year. These factors are not assigned a specific weight in establishing individual base salaries. The Committee will also consider the Company's executive officers' salaries relative to salary information for executives in similar industries and similarly sized companies.

Cash Bonuses. The purpose of the cash bonus component of the compensation program is to provide a direct financial incentive in the form of cash bonuses to executives.

Stock Options. Stock options are the primary vehicle for rewarding long-term achievement of Company goals. The objectives of the program are to align employee and shareholder long-term interests by creating a strong and direct link between compensation and increases in share value. Under the Company's proposed Stock Option Plan, the Board of Directors or the Compensation Committee may grant options to purchase Common Stock of the Company to key employees of the Company. The options generally vest in increments over a period of years established at the time of grant except for the options granted to the non-employees directors which will vest immediately.

We have not had a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors and have not paid any salaries or other compensation to officers, directors or employees for the years ended December 31, 2005, 2004 and 2003.

There were no options/SAR grants in 2005. As of the end of 2005, no options/SAR were outstanding.

6

Legal Proceedings

The Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors or executive officers is a party.

Certain Relationships and Related Transactions

On May 26, 2006, Joel Cohen our Director, Executive Vice President and Chief Financial Officer, received consulting fees from IntelGenx (our wholly owned subsidiary) of $95,000 for consulting work performed for IntelGenx in connection with IntelGenx's private placement and The Company's acquisition of IntelGenx. See "Business-Recent Developments" in the SB-2 filed by Big Flash on July 3, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2005, the Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

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Shareholder Vote Required

Approval of the proposal to elect the director nominees will, pursuant to the Company's bylaws, require a plurality of the votes cast by the stockholders at the Meeting. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDERS HAVE ALREADY INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" THIS PROPOSAL 1. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDERS IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 1 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL 1.

The Board of Directors recommends that the Shareholders vote "FOR" this Proposal 1 to elect the nominees to the Board of Directors.

7

PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

General

The Audit Committee of the Board of Directors has appointed RSM Richter, LLP, as independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2006 RSM Richter, LLP was engaged as the Company's independent auditors on June 15, 2006.

Audit Fees

The aggregate fees billed by our independent auditors, Chisholm, Bierwolf & Nilson, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-KSB for the years ended December 31, 2005 and 2004, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2005, were $3,300 for 2005 and $3,220 for 2004.

Audit Related Fees

For the years ended December 31, 2005 and 2004, there were no fees billed for assurance and related services by Chisholm, Bierwolf & Nilson relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above.

Tax Fees

For the years ended December 31, 2005 and 2004, no fees were billed by Chisholm, Bierwolf & Nilson for tax compliance, tax advice and tax planning.

Financial Information Systems Design and Implementation Fees and All Other Fees

We do not use Chisholm, Bierwolf & Nilson for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Chisholm, Bierwolf & Nilson to provide compliance outsourcing services.

The board of directors has considered the nature and amount of fees billed by Chisholm, Bierwolf & Nilson and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Chisholm, Bierwolf & Nilson's independence.

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Shareholder Vote Required

Approval of the proposal to ratify the appointment of RSM Richter, LLP as our independent auditors will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDERS HAVE ALREADY INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" THIS PROPOSAL 2. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDERS IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 2 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL 2.

The Board of Directors recommends that the Shareholders vote "FOR" this Proposal 2 to ratify the appointment of RSM Richter, LLP.

8

PROPOSAL 3

CHANGE THE NAME OF THE COMPANY

General

On April 28, 2006, the Company, directly and indirectly through its Canadian holding corporation, completed the acquisition of 100% of the issued and outstanding shares and warrants of IntelGenx. Thereafter, the board of directors adopted a resolution to amend the Article First of the Company's certificate of incorporation to change the name of the Company from Big Flash Corp. to

IntelGenx Technologies Inc.

The board of directors has determined the amendment to be advisable and recommends stockholders vote to approve the amendment. The following is the text of the first Article of the Company's Certificate of Incorporation, as proposed to be amended:

The name of this corporation shall be:

IntelGenx Technologies Inc.

Approval of the amendment will require the affirmative vote of holders of a majority of the outstanding shares of common stock of the Company. Abstentions will effectively be votes against the proposal.

Shareholder Vote Required

Approval of the name change of the Company will require the affirmative vote of a majority of the shares outstanding that are entitled to be cast because such authorization would, pursuant to Section 242 of the Delaware General Corporation Law, require the ratification of an amendment to the Company's Certificate of Incorporation. Such amendment will, pending stockholder approval, be filed with the Delaware Secretary of State pursuant to the Delaware General Corporation Law. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDERS HAVE ALREADY INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" THIS PROPOSAL 3. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDERS IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 3 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL 3.

The Board of Directors recommends that the Shareholders vote "FOR" this Proposal 3 to change the name of the Company.

9

PROPOSAL 4

APPROVAL OF THE STOCK OPTION PLAN

General

At the Meeting a vote will be taken on a Proposal to ratify the adoption of the Company's Stock Option Plan (the "Plan"), under which 1,600,749 shares of Common Stock underlying stock options are available for grant.

Description of the Plan

The Purpose of the Plan. The purpose of the Plan is to provide additional incentives to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company.

The benefits to be derived from the Plan, if any, are not quantifiable or determinable.

Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions, such as the Compensation Committee (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws.

Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

Shares of Stock Subject to the Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the Plan shall not exceed 1,600,749 shares of Common Stock, $.00001 par value per share.

The number of shares of Common Stock subject to options granted pursuant to the Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

Option Price. The exercise price of the shares shall be the amount specified in a notice to grant as determined by the board of directors.

10

Term of the Options. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. All options granted to individuals other than non-employee directors shall have a total vesting period of 24 months from the time of grant with one quarter of the total options granted vesting every six months. Options granted to non-employee directors shall vest immediately upon being granted.

Restrictions on Grant and Exercise. Except with the express written approval of the Administrator, no option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

Termination of the Plan. The Plan shall become effective upon adoption by the Board of Directors; provided, however, that no option shall be exercisable unless and until written consent of the Shareholders of the Company, or approval of Shareholders of the Company voting at a validly called Shareholders' meeting, is obtained within twelve months after adoption by the Board of Directors. The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

The Board has unanimously approved and unanimously recommends that the shareholders ratify the adoption of the Plan.

11

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Shareholder Vote Required

Approval of the Company's Plan requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting of Shareholders. PLEASE NOTE THAT THE COMPANY'S CONTROLLING SHAREHOLDERS HAVE ALREADY INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" THIS PROPOSAL 4. THE NUMBER OF VOTES HELD BY THE CONTROLLING SHAREHOLDERS IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 4 AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS PROPOSAL 4.

The Board of Directors recommends a vote FOR the approval of the Plan.

12

GENERAL AND OTHER MATTERS

Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

SOLICITATION OF PROXIES

The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

SHAREHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next annual meeting of Stockholders of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company's next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed or sent electronically to Stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

While you have the matter in mind, please complete, sign and return the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Ingrid Zerbe, Secretary

13

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON	Please Mark Here for
OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT	Address Change or
THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF	Comments
PLEASE SEE BELOW FOR
INSTRUCTIONS

FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
AUTHORITY
1. To elect directors to serve until the next		2. To ratify the selection of RSM Richter LLP as the
Annual Meeting of Shareholders or, in		Company's independent accountants for the fiscal year
each case until their successors have been		ending December 31, 2007
duly elected and qualified.
			FOR	AGAINST	ABSTAIN
01 Horst Zerbe		3. To approve a proposal to amend the Company's
02 J. Bernard Boudreau		Certificate of Incorporation adopted and recommended
03 David Coffin-Beach		by the board of directors to change the name of the
04 Reiza Rayman		Company to IntelGenx Technologies Corp.
05 Joel Cohen
			FOR	AGAINST	ABSTAIN
Instruction: To withhold authority to vote for any		4. To ratify and approve the Company's employee
individual nominee(s), write the nominee name(s) on		stock option plan.
the line provided below

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer

Signature ______________   Signature  (Co-owner) ______________  Dated: __________, 2006

Please mark, sign, date and return your proxy promptly using one of the following means:

  By email to: proxy@intelgenx.com
  By fax to: 514-331-0436
  By postal mail to: Big Flash Corporation Re: Proxy Vote 6425 Abrams, Ville St-Laurent, Quebec H4S 1X9

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend.

FOLD AND DETACH HERE

---------------------------------------------------------------------------------

INSTRUCTIONS:

Return your completed proxy card by email, by fax, or by mail.
Proxy Cards returned by email, fax, or mail must be received no later than
12:00 PM eastern time on August 9, 2006

Email		Fax		Mail

		Print your proxy card, mark, date		Mark, date, and sign your proxy
Print your proxy card, mark,		and sign it, and fax it to the		card and return it in a stamped
date and sign it. Then scan		following number:		envelope to:
the completed card and
email it as an attachment to:	OR		OR
Big Flash Corporation
proxy@intelgenx.com		514-331-0436		Re: Proxy Vote
6425 Abrams
Ville St-Laurent (Quebec) H4S 1X9

If you return your proxy by email or by fax,
you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT.

14

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

                    (Mark One)

        [ X ]         Annual Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

For the Fiscal Year Ended December 31, 2005

        [     ]         Transition Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Commission File Number: 000-31187

BIG FLASH CORPORATION
(Name of small business issuer in its charter)

Delaware	87-0638336
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

19 East 200 South, Suite 1080, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

Issuer's telephone no.:     (801) 322-3401

Securities registered pursuant to Section 12(b) of the Exchange Act:     None

Securities registered pursuant to Section 12(g) of the Exchange Act:     Common

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [ X ] No [     ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [     ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ X ] No [     ]

State the issuer's revenues for its most recent fiscal year. $ -0-

State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and ask prices of such stock as of a specified date within 60 days. $ -0-

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

Class	Outstanding as of December 31, 2005
Common Stock, Par Value
$.00001 par value	1,500,000

DOCUMENTS INCORPORATED BY REFERENCE

A description of "Documents Incorporated by Reference" is contained in Part III, Item 14.

Transitional Small Business Disclosure Format. Yes [     ] No [ X ]

BIG FLASH CORPORATION

2

PART I

Item 1.              Description of Business

History

Big Flash Corporation was incorporated on July 27, 1999 under the laws of the State of Delaware, for the purpose of actively seeking potential operating businesses and/or business opportunities, with the intent to acquire or merge with such businesses. Following its organization, Big Flash issued a total of 1.5 million shares of its common stock.

On November 16, 1999, we filed a registration statement with the SEC on Form SB-2 under the Securities Act of 1933, for the purpose of registering for resale the 1.5 million shares of our common stock then outstanding. The registration statement was subsequently withdrawn and, on July 28, 2000, we filed a registration statement on Form 10-SB under the Securities Exchange Act of 1934. The registration statement became effective automatically 60 days after filing with the SEC.

Recent Events

On April 10, 2006 Big Flash Corporation entered into an agreement ("Share Exchange Agreement") to acquire, indirectly though a Canadian holding corporation, all of the issued and outstanding shares of Intelgenx Corp. ("Intelgenx"), a Canadian corporation based in Quebec. Following completion of the acquisition, Intelgenx will continue its operations as a controlled subsidiary of Big Flash (the "Intelgenx Acquisition").

Business of Intelgenx

Intelgenx is a drug delivery company established in 2003 and headquartered in Montreal (Quebec), which focuses on the development of oral controlled-release products for the generic pharmaceutical market as well as novel buccal delivery systems.

Intelgenx currently has two unique, proprietary platform technologies that it uses to develop products: a Tri-Layer Tablet technology which allows for the development of oral controlled release products, and a Quick Release Wafer technology for the rapid delivery of pharmaceutically active substances to the oral cavity. Intelgenx's Tri-layer technology is aimed at reducing manufacturing costs significantly as compared to competing delivery technologies. The wafer technology allows for the instant delivery of pharmaceuticals to the oral mucosa.

Intelgenx's business strategy is to develop pharmaceutical products based on its proprietary drug delivery technologies and license the commercial rights to competent partner companies once the viability of the product has been demonstrated.

Terms of Share Exchange Agreement

Pursuant to the Share Exchange Agreement, the Intelgenx acquisition will be completed through a series of agreements among Big Flash, its wholly owned subsidiary 6544631 Canada Inc. ("Exchangeco") and Horst Zerbe, Ingrid Zerbe and Joel Cohen (the "Principals") and Equity Transfer Services Inc. ("Equity"). Under the Share Exchange Agreement, Exchangeco will acquire all of the issued and outstanding common shares of Intelgenx in exchange for 10,991,000 Class A Special Shares of Exchangeco ("Exchangeable Shares"). At closing of the Share Exchange Agreement, Big Flash, Exchangeco, the Principals and Equity will enter into an Exchange and Voting Trust Agreement (the "Exchange and Voting Trust Agreement") pursuant to which 10,991,000 shares of Big Flash common stock (the "Trust Shares") shall be issued to Equity, as trustee for the Principals, as security for Big Flash's covenants under the provisions of the Exchangeable Shares. Big Flash, Exchangeco and Equity will also enter into a support agreement ("Support Agreement") which will, among other things, set forth the terms and conditions upon which the Principals may exchange the Exchangeable Shares for a corresponding number of Big Flash common stock. Big Flash may satisfy its obligations by instructing the Trustee to deliver one Big Flash common share for each such Exchangeable Share. Big Flash, Exchangeco, Equity and the Principals will also enter into an escrow agreement (the "Escrow Agreement") pursuant to which the Principals shall deposit into escrow with Equity, as escrow agent, all of the Exchangeable Shares and any Trust Shares for which the Exchangeable Shares may be exchanged from time to time, over a term of 3 years following closing. The Escrow Agreement provides that the Exchangeable Shares and Trust Shares held in escrow may not be sold, assigned or transferred, except as expressly permitted under the Escrow Agreement, and shall be released from escrow at the end of the 3-year term.

The Trustee, as the holder of record of the Trust Shares, shall be entitled to all of the voting rights, including the right to vote in person or by proxy the Trust Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the stockholders of Big Flash or at a meeting of Big Flash stockholders or in connection with respect to all written consents sought by Big Flash from its stockholders (the "Voting Rights"). The Voting Rights shall be and remain vested in and exercised by the Trustee. As further particularized in the Exchange and Voting Trust Agreement, the Trustee shall exercise the Voting Rights only on the basis of instructions received from the Principals entitled to instruct the Trustee as to the voting thereof at the time at which the stockholders meeting is held or a stockholders' consent is sought. To the extent that no instructions are received from a Principal with respect to the Voting Rights to which such Principal is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

Under the terms of the Exchangeable Shares, the Principals will have the right to exchange the Exchangeable Shares for a corresponding number of shares of Big Flash common stock at any time after closing of the transaction. Prior to the exercise of such exchange rights, Equity will be the owner of record of the Trust Shares and will retain power to vote the Trust Shares or grant consent in regard to any and all matters presented for approval by the holders of Big Flash common stock. Under the terms of the Exchange and Voting Trust Agreement, Equity, in its capacity as trustee, will act in regard to such matters only in accordance with instructions given by the Principals, respectively.

In its capacity as trustee, Equity does not have any powers of disposition over the Trust Shares except as expressly required under the Exchange and Voting Trust Agreement and the Support Agreement.

All of such Exchangeable Shares and the Trust Shares were issued pursuant to the exemptions from registration provided under National Instrument 45-106 under Canadian securities laws and will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act and Regulation D – Rule 506 and/or Regulation S promulgated thereunder.

Intelgenx proposes to issue additional common shares and warrants to investors ("Investors") pursuant to private placements prior to the closing of the Share Exchange Agreement. On or before the completion of the purchase of the Intelgenx shares by Exchangeco from the Principals pursuant to the Share Exchange Agreement, it is contemplated that the Investors will enter into and complete agreements with Big Flash for the sale of their shares and warrants of Intelgenx to Big Flash in exchange for an aggregate of up to 3,525,000 common shares of Big Flash and 100,000 common share purchase warrants of Big Flash.

After giving effect to the proposed issuance of the 10,991,000 shares of Big Flash common stock in connection with the Intelgenx acquisition and the 3,525,000 shares of Big Flash stock and 100,000 warrants of Big Flash to be issued to the Investors, the number of Trust Shares that will be issued to Equity as trustee for the Vendors in the aggregate will constitute 68.7% of the approximately 16 million shares of Big Flash common stock that will be issued and outstanding. After giving effect to the issuance of the shares of Big Flash in connection with the Intelgenx acquisition, Horst Zerbe, Ingrid Zerbe and Joel Cohen will, pursuant to rights attached to the Exchangeable Shares to be issued to them under the Share Exchange Agreement, be entitled to acquire and beneficially own, respectively, 4,709,643, 4,709,643 and 1,571,713 shares of Big Flash common stock constituting, respectively, 29.4%, 29.4% and 9.8% of the Big Flash common stock that will be issued and outstanding.

Prior to the completion of the Intelgenx acquisition and except for the Share Exchange Agreement and the transactions contemplated thereunder, neither Intelgenx nor the shareholders of Intelgenx are or have been engaged in any direct or indirect transaction with Big Flash and the Intelgenx acquisition is not considered a related party transaction.

Pursuant to the terms of the Support Agreement, the holders of the Exchangeable Shares will economically benefit to the same extent as direct shareholders of Big Flash in the event of any dividend or other distribution.

Exchangeco shall on any day ("Redemption Date") to be determined by Exchangeco's board of directors after the tenth anniversary of the date of the Intelgenx acquisition, redeem the then outstanding Exchangeable Shares for an amount per Exchangeable Share (the "Redemption Price") equal to (i) the current market price of a Big Flash common share on the last business day prior to the Redemption Date (which may be satisfied in full by Exchangeco causing an instruction to be given to the Trustee to deliver, in respect of each Exchangeable Share held by each respective holder thereof, one Big Flash common share, and obtaining written confirmation of such delivery by the Trustee), plus (ii) the unpaid dividend amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

The Exchangeable Shares may, at any time prior to the Redemption Date, be exchanged by any of the Principals in exchange for the same number of shares of Big Flash common stock. The number of shares of Big Flash common stock to be transferred to the holders of the Exchangeable Shares upon such exchange will be subject to corresponding adjustment in the event of any Big Flash securities dividend, forward split, reverse split, or similar event. The holders of the Exchangeable Shares will also benefit to an identical extent as all other Big Flash shareholders in the event of a tender offer or other similar transaction.

All Big Flash events related to payment of dividends, redemption or purchase or any capital distribution in respect of Big Flash common shares or any shares other than the Exchangeable Shares, redemption or purchase of any shares other than the Exchangeable Shares, or issuance of any other exchangeable shares, shall in each case be subject to approval by holders of not less than 66.6% of then-outstanding Exchangeable Shares. In addition, Big Flash must obtain the same consent prior to any action to reclassify, subdivide, redivide or make any similar change to the outstanding shares of Big Flash, or effect an amalgamation, merger, reorganization or other transaction affecting the Big Flash shares of common stock.

Current Business Activities

Since our inception, we have engaged in only sporadic business operations and are deemed a development stage company. Pending the finalization of the Intelgenx transaction, our only business is to seek out and investigate potential operating businesses and business opportunities with the goal of potentially acquiring or merging with one or more of these businesses. No representation is made, nor is any intended, that we will be able to carry on future business activities successfully. Further, there can be no assurance that we will have the ability to acquire or merge with an operating business, business opportunity or property that will be of material value to us.

Management plans to investigate, research and, if justified, potentially acquire or merge with one or more businesses or business opportunities. Management will have broad discretion in its search for and negotiations with any potential business or business opportunity.

Our principal executive offices are located at 19 East 200 South, Suite 1080, Salt Lake City, Utah 84111, and our telephone number is (801) 322-3401.

Sources of Business Opportunities

Management uses various resources in its search for potential business opportunities including, but not limited to, our officers and directors, consultants, special advisors, securities broker-dealers, venture capitalists, members of the financial community and others who may present management with unsolicited proposals. Because of our lack of capital, we may not be able to retain, on a fee basis, professional firms specializing in business acquisitions and reorganizations. Rather, we will most likely have to rely on outside sources, not otherwise associated with us, that will accept their compensation only after we have finalized a successful acquisition or merger.

If we elect to engage an independent consultant, we will look only to consultants that have experience in working with small companies in search of an appropriate business opportunity. Also, the consultant must have experience in locating viable merger and/or acquisition candidates and have a proven track record of finalizing such business consolidations. Further, we would prefer to engage a consultant that will provide services for only nominal up-front consideration and is willing to be fully compensated only at the close of a business consolidation.

We do not intend to limit our search to any specific kind of industry, business or geographical location. We may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Management cannot predict at this time the status or nature of any venture in which we may participate. A potential venture might need additional capital or merely desire to have its shares publicly traded.

The most likely scenario for a possible business arrangement would involve the acquisition of or merger with an operating business that does not need additional capital, but which merely desires to establish a public trading market for its shares. Management believes that we could provide a potential public vehicle for a private entity interested in becoming a publicly held corporation without the time and expense typically associated with an initial public offering.

Evaluation

Once we identify a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted, or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. Management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. However, because of our lack of capital we may not have the necessary funds for a complete and exhaustive investigation of any particular opportunity.

In evaluating such potential business opportunities, we will consider, to the extent relevant to the specific opportunity, several factors including:

*	potential benefits to us and our stockholders;
*	working capital;
*	financial requirements and availability of additional financing;
*	history of operation, if any;
*	nature of present and expected competition;
*	quality and experience of management;
*	need for further research, development or exploration;
*	potential for growth and expansion;
*	potential for profits; and
*	other factors deemed relevant to the specific opportunity.

Because we are a reporting company subject to the provisions of the Securities Exchange Act of 1934, we are required to file certain annual, periodic and other reports with the SEC. These requirements include the affirmative duty to file independent audited financial statements annually as part of our Form 10-KSB. Further, any business or entity that we acquire or merge with must also have independent audited financial statements for at least the two most recent fiscal years, or from the date of their inception, if less than two years. Upon consummation of a merger or acquisition, we are required to file with the SEC on Form 8-K or other report, audited financial statements of the business or entity acquired. If such audited financial statements are not available at the closing of the acquisition or merger, or within time parameters set forth by various regulations of the SEC, or if the audited financial statements provided do not conform to the representations made by the business to be acquired, we may not be able to finalize the transaction. Accordingly, we intend to consider as potential acquisitions or mergers only those businesses or entities that can provide the requisite financial statements.

There can be no assurance that following consummation of any acquisition or merger, the acquired business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many potential business opportunities available to us may involve new and untested products, processes or market strategies which may not ultimately prove successful.

Form of Potential Acquisition or Merger

Each separate potential opportunity will be reviewed and, upon the basis of that review, a suitable legal structure or method of participation will be chosen. The particular manner in which we participate in a specific business opportunity will depend upon the nature of that opportunity, the respective needs and desires of our management and management of the opportunity, and the relative negotiating strength of the parties involved. Actual participation in a business venture may take the form of an asset purchase, lease, joint venture, license, partnership, stock purchase, reorganization, acquisition, merger or consolidation. We may act directly or indirectly through an interest in a partnership, corporation, or other form of organization, however, we do not intend to participate in an opportunity through the purchase of a minority stock position.

Because we have no assets and a limited operating history, in the event we successfully acquire or merge with an operating business opportunity, it is likely that our present stockholders will experience substantial dilution. It is also probable that there will be a change in control of our company.

The owners of any business opportunity which we acquire or merge with will most likely acquire control following such transaction. Management has not established any guidelines as to the amount of control it will offer to prospective business opportunities, but rather management will attempt to negotiate the best possible agreement for the benefit of our stockholders.

Presently, management does not intend to borrow funds to compensate any person, consultant, promoter or affiliate in relation to the consummation of a potential merger or acquisition. However, if we engage any outside advisor or consultant in our search for business opportunities, it may be necessary for us to attempt to raise additional funds. As of the date hereof, we have not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event we do need to raise capital, most likely the only method available to us would be the private sale of our securities. These possible private sales would most likely have to be to persons known by our directors or to venture capitalists that would be willing to accept the risks associated with investing in a company with no current operation. Because of our nature as a development stage company, it is unlikely that we could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. Management will attempt to acquire funds on the best available terms. However, there can be no assurance that we will be able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on reasonable or acceptable terms. Although not presently anticipated, there is a remote possibility that we could sell securities to our management or affiliates.

There exists a possibility that the terms of any future acquisition or merger transaction might include the sale of shares presently held by our officers and/or directors to parties affiliated with or designated by the potential business opportunity. Presently, management has no plans to seek or actively negotiate such terms. However, if this situation does arise, management is obligated to follow our Articles of Incorporation and all applicable corporate laws in negotiating such an arrangement. Under this scenario of a possible sale by officers and directors, it is unlikely that similar terms and conditions would be offered to all other stockholders or that stockholders would be given the opportunity to approve such a transaction.

Rights of Stockholders

Management anticipates that prior to consummating any acquisition or merger, if required by relevant state laws and regulations, we will seek to have the transaction ratified by stockholders in the appropriate manner. However, under Delaware law, certain actions that would routinely be taken at a meeting of stockholders, may be taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Thus, if stockholders holding a majority of the outstanding shares decide by written consent to consummate an acquisition or a merger, minority stockholders would not be given the opportunity to vote on the issue. The board of directors will have the discretion to consummate an acquisition or merger by written consent if it is determined to be in our best interest to do so. Regardless of whether an action to acquire or merge is ratified by written consent or by holding a stockholders' meeting, we will provide to stockholders complete disclosure documentation concerning a potential target business opportunity including the appropriate audited financial statements of the target. This information will be disseminated by proxy statement in the event a stockholders' meeting is held, or by an information statement pursuant to Regulation 14C of the Exchange Act if the action is taken by written consent.

Under Delaware corporate laws, stockholders may be entitled to assert appraisal or dissenters' rights if we acquire or merge with a business opportunity. Stockholders will be entitled to dissent from and obtain payment of the fair value of their shares in the event of consummation of a plan of merger to which we are a party, if approval by the stockholders is required under applicable Delaware law. Also, stockholders will be entitled to appraisal rights if we enter into a share exchange whereby our shares are to be acquired. A stockholder who is entitled to assert appraisal rights and obtain the fair value for their shares, may not challenge the corporate action creating this entitlement, unless the action is unlawful or fraudulent with respect to the stockholder or the company. A dissenting stockholder shall refrain from voting their shares in approval of the corporate action. If the proposed action is approved by the required vote of stockholders, we must give notice to all stockholders who delivered to us their written notice of dissent.

Competition

Because we have not finalized an acquisition or merger, we are unable to evaluate the type and extent of our likely competition. We are aware that there are several other public companies with only nominal assets that are also searching for operating businesses and other business opportunities as potential acquisition or merger candidates.

In addition to competing with these other public companies, we are also in direct competition with many established venture capital and financial concerns that have significantly greater financial and personnel resources and technical expertise than us.In view of our limited financial resources and limited experience, we will be at a significant competitive disadvantage compared to our competitors.

Employees

As of the date hereof, we do not have any employees and have no plans for retaining employees until such time as our business warrants the expense, or until we successfully acquire or merge with an operating business. We may find it necessary to periodically hire part-time clerical help on an as-needed basis.

Facilities

We currently use as our principal place of business the offices of one of our directors, Geoff Williams, located in Salt Lake City, Utah. The facilities are shared with other businesses.

Although we have no written agreement and currently pay no rent for the use of these facilities, it is contemplated that at such future time as we acquire or merge with an operating business, we will secure commercial office space from which we will conduct our business. However, until such time as we complete an acquisition or merger, the type of business in which we will be engaged and the type of office and other facilities that will be required, is unknown. We have no current plans to secure such commercial office space.

Industry Segments

No information is presented regarding industry segments. We are presently a development stage company seeking a potential acquisition of or merger with a yet to be identified business opportunity. Reference is made to the statements of income included herein in response to Part F/S of this Form 10-KSB for a report of our operating history for the past two fiscal years.

Risk Factors Related to Our Business

We are and may be subject to substantial risks specific to a particular business or business opportunity, which specific risks cannot be ascertained until a potential acquisition or merger candidate has been identified. However, at a minimum, our present and proposed business operations will be highly speculative and be subject to the same types of risks inherent in any new or unproven venture, and will include the types of risk factors outlined below.

We have no assets and no source of revenue

We currently have no assets and have had no revenues for several years. It is unlikely that we will receive any revenues until we complete an acquisition or merger. There can be no assurance that any acquired business will produce any material revenues for us or our stockholders or that any such business will operate on a profitable basis.

Our auditors have expressed a going concern opinion

Our independent auditors discuss in their report significant doubt regarding our ability to continue as a going concern. They include a statement in the notes to our financial statements as follows:

"The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations."

If we are not able to secure necessary funding or to consummate a successful acquisition or merger, our business could fail and our stockholders could lose their entire investment. You are encouraged to read note 2 to financial statements included herewith.

Although we have entered into an agreement to acquire Intelgenx, there can be no assurance that the transaction will be finalized or that the acquisition of Intelgenx will result in a future successful business venture.

As set forth above, on April 10, 2006 we entered into an agreement to acquire Intelgenx, a drug delivery that focuses on the development of oral controlled-release products for the generic pharmaceutical market as well as novel buccal delivery systems. Management is confident that we will be able to fulfill the terms and conditions set forth in the agreements related to the acquisition and that we will consummate the transaction. However, there can be no assurance that the transaction will be completed or that the acquisition of Intelgenx will result in a successful operating business for our company. If the acquisition is not completed, or if our business following the acquisition is not adequate to provide sufficient capital, we may have to cease operations.

Discretionary use of proceeds

Except for the Intelgenx transaction, we are not currently engaged in any substantive business activities other than looking for and investigating business opportunities. Accordingly, management has broad discretion with respect to the potential acquisition of any business, assets, property. Although management intends to apply any proceeds it may receive through the future issuance of stock or debt to a suitable acquired business, we will have broad discretion in applying these funds. There can be no assurance that our use or allocation of such proceeds will allow it to achieve its business objectives.

No substantive disclosure relating to prospective acquisitions

Except for the information concerning Intelgenx included herein, potential investors in our securities have no substantive information upon which to base a decision whether to invest in our securities. Prospective investors currently have only limited information with which to evaluate the comparative risks and merits of investing in the industry or business in which we may acquire. Potential investors would have access to significantly more information if we had finalized the Intelgenx transaction.

Future acquisition or merger may result in substantial dilution

We are currently authorized to issued 20 million shares of common stock, of which 1.5 million shares are outstanding as of the date hereof. The issuance of additional shares in connection with any acquisition or merger transaction or the raising of capital may result in substantial dilution of the holdings of current stockholders.

Management will devote only minimal time to our business

Presently, our directors have other full time obligations and will devote only such time to our business as necessary to maintain our viability. Thus, because of management's other time commitments, together with the fact that we have no business operations, management anticipates that it will devote only a minimal amount of time to our activities, at least until such time as we have identified a suitable acquisition candidate.

Effective voting control held by directors

Our directors own in the aggregate approximately 59.2% of our outstanding voting securities. Only one stockholder owns in excess of 5%. Accordingly, our current directors will have the ability to elect all of our directors, who in turn elect all executive officers, without regard to the votes of other stockholders.

No public market for our common stock

Management currently anticipates that within 12 months from the filing of this report, we will apply for listing of our common stock on the OTC Bulletin Board. However, there is currently no market for our shares and there can be no assurance that any such market will ever develop or be maintained. Any trading market that may develop in the future will most likely be very volatile, and numerous factors beyond our control may have a significant effect on the market. Only companies that report their current financial information to the SEC may have their securities included on the OTC Bulletin Board. Therefore, we must keep current in our filing obligations with the SEC, including our periodic and annual reports and the financial statements required thereby. In the event that we become delinquent in our filings or otherwise lose our status as a "reporting issuer," any future quotation of our shares on the OTC Bulletin Board may be jeopardized.

Item 2.              Description of Property

We do not presently own any property.

Item 3.              Legal Proceedings

There are no material pending legal proceedings to which our company, or any subsidiary thereof, is a party or to which any of our property is subject and, to the best of our knowledge, no such actions against us are contemplated or threatened.

Item 4.              Submission of Matters to a Vote of Security Holders

No matters were submitted to a vote of our securities holders during the fourth quarter of the fiscal year ended December 31, 2005.

PART II

Item 5.              Market for Common Equity and Related Stockholder Matters

There is not currently, nor has there ever been, a public trading market for our common stock. We have made an initial application to the NASD to have our shares quoted on the OTC Bulletin Board. Our application consists of current corporate information, financial statements and other documents as required by Rule 15c2-11 of the Securities Exchange Act of 1934.

Inclusion on the OTC Bulletin Board permits price quotations for our shares to be published by that service. Although we have submitted an application to the OTC Bulletin Board, we do not anticipate a public trading market in our shares in the immediate future. Any future secondary trading of our shares may be subject to certain state imposed restrictions. Except for the application to the OTC Bulletin Board, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of our securities. There can be no assurance that our shares will be accepted for trading on the OTC Bulletin Board or any other recognized trading market. Also, there can be no assurance that a public trading market will develop following acceptance by the OTC Bulletin Board or at any other time in the future or, that if such a market does develop, that it can be sustained.

The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state.

It is most unlikely that our securities will be listed on any national or regional exchange or on The Nasdaq Stock Market. Therefore our shares most likely will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for broker-dealer transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The SEC generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is:

*	registered and traded on a national securities exchange meeting specified criteria set by the SEC;
*	authorized for quotation on The NASDAQ Stock Market;
*	issued by a registered investment company;
*	excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or
*	exempted from the definition by the SEC.

Broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse), are subject to additional sales practice requirements. Broker-dealers must also make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market.

A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent to clients disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks.

Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock and may affect the ability of stockholders to sell their shares. These requirements may be considered cumbersome by broker-dealers and could impact the willingness of a particular broker-dealer to make a market in our shares, or they could affect the value at which our shares trade. Classification of the shares as penny stocks increases the risk of an investment in our shares.

As of December 31, 2005, there were approximately 35 holders of record of our common stock. Because all of our outstanding shares of common stock were issued pursuant to exemptions under the 1933 Act, we have considered all outstanding shares as restricted securities. Corporate records indicate that all of the issued and outstanding shares were issued in 1999 in private transactions. We have relied upon the exemption provided by Section 4(2) of the 1933 Act in the private issuance of shares. To the best of our knowledge, no private placement memorandum was used in relation to the issuance of shares.

Under Rule 144(k) of the 1933 Act, the requirements of paragraphs (c), (e), (f), and (h) of Rule 144 do not apply to restricted securities sold for the account of a person who is not an affiliate of an issuer at the time of the sale and has not been an affiliate during the preceding three months, provided the securities have been beneficially owned by the seller for a period of at least two years prior to their sale. Thus, in reliance on Rule 144(k), we consider 15,800 shares to be free of restriction, unless held by an affiliate or controlling stockholder. For purposes of this report only, a controlling stockholder is considered to be a person owning ten percent (10%) or more of our total outstanding shares, or is otherwise deemed an affiliate. No individual person owning a portion of the 15,800 shares owns more than five percent (5%) of the total outstanding shares.

The remaining 1,484,200 shares are considered restricted securities and presently held by four stockholders. All of these restricted shares are presently eligible for sale pursuant to the provisions of Rule 144, subject to the volume and other limitations set forth under that Rule.

Under the provisions of Rule 144 of the Securities Act of 1933, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate" (as the term "affiliate" is defined under the Securities Act), is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of

*	the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or
*	1% of the shares then outstanding.

In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an "affiliate" and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

Dividend Policy

We have not declared or paid cash dividends or made distributions in the past on our common stock, and we do not anticipate that we will pay cash dividends or make distributions in the foreseeable future. We currently intend to retain and invest future earnings to finance operations.

Item 6.              Management's Discussion and Analysis or Plan of Operation

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Form 10-KSB.

We are considered a development stage company with no assets or capital and with no material operations or income. The costs and expenses associated with the preparation and filing of this and other reports and other corporate expenses have been paid for by advances from stockholders.

It is anticipated that we will require only nominal capital to maintain our corporate viability and necessary funds will most likely be provided by our officers and directors in the immediate future. However, unless we are able to facilitate an acquisition of or merger with an operating business or are able to obtain significant outside financing, there is substantial doubt about our ability to continue as a going concern.

In the opinion of management, inflation has not and will not have a material effect on our operations until such time as we successfully complete an acquisition or merger. At that time, management will evaluate the possible effects of inflation related to our business and operations.

Plan of Operation

If we do not consummate the Intelgenx acquisition, during the next 12 months we will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In our search for business opportunities, management will follow the procedures outlined in Item 1 above. Because we lack funds, it may be necessary for our officers and directors to either advance funds to us or to accrue expenses until such time as a successful business consolidation can be made. Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, our directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. However, if engage outside advisors or consultants in our search for business opportunities, it may be necessary for us to attempt to raise additional funds. As of the date hereof, we have not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event we do need to raise capital, most likely the only method available to us would be the private sale of our securities. Because of our nature as a development stage company, it is unlikely that we could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that we will be able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on acceptable terms.

We do not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is confident that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.

Net Operating Loss

We have accumulated approximately $23,012 of net operating loss carryforwards as of December 31, 2005. This loss carryforward may be offset against taxable income and income taxes in future years and expires in the year 2025. The use of these losses to reduce future income taxes will depend on the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards. In the event of certain changes in control, there will be an annual limitation on the amount of net operating loss carryforwards which can be used. No tax benefit has been reported in the financial statements for the year ended December 31, 2005 because it has been fully offset by a valuation reserve. The use of future tax benefit is undeterminable because we presently have no operations.

Forward-Looking and Cautionary Statements

This report on Form 10-KSB includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, projected ventures, new products and services, anticipated market performance and similar matters. When used in this report, the words "may," "will," expect," anticipate," "continue," "estimate," "project," "intend," and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions, and financial trends that may affect our future plans of operations, business strategy, operating results, and financial position. We caution readers that a variety of factors could cause our actual results to differ materially from the anticipated results or other matters expressed in forward-looking statements. These risks and uncertainties, many of which are beyond our control, include:

*	the sufficiency of existing capital resources and our ability to raise additional capital to fund cash requirements for future operations;

*	uncertainties following any successful acquisition or merger related to the future rate of growth of our business and acceptance of our products and/or services;
*	volatility of the stock market, particularly within the technology sector; and
*	general economic conditions.

Although we believe the expectations reflected in these forward-looking statements are reasonable, such expectations cannot guarantee future results, levels of activity, performance or achievements.

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, which addresses the consolidation of business enterprises (variable interest entities), to which the usual condition of consolidation, a controlling financial interest, does not apply. FIN 46 requires an entity to assess its business relationships to determine if they are variable interest entities. As defined in FIN 46, variable interests are contractual, ownership or other interests in an entity that change with changes in the entity's net asset value. Variable interests in an entity may arise from financial instruments, service contracts, guarantees, leases or other arrangements with the variable interest entity. An entity that will absorb a majority of the variable interest entity's expected losses or expected residual returns, as defined in FIN 46, is considered the primary beneficiary of the variable interest entity. The primary beneficiary must include the variable interest entity's assets, liabilities and results of operations in its consolidated financial statements. FIN 46 is immediately effective for all variable interest entities created after January 31, 2003. For variable interest entities created prior to this date, the provisions of FIN 46 were originally required to be applied no later than our first quarter of Fiscal 2004. On October 8, 2003, the FASB issued FASB Staff Position (FSP) FIN 46-6, Effective Date of FASB Interpretation No. 46, Consolidation of Variable Interest Entities. The FSP provides a limited deferral (until the end of our second quarter of 2004) of the effective date of FIN 46 for certain interests of a public entity in a variable interest entity or a potential variable interest entity. We will continue to evaluate FIN 46, but due to the complex nature of the analysis required by FIN 46, we have not determined the impact on our consolidated results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. We adopted this standard for contracts entered into or modified after June 30, 2003. The adoption of SFAS No. 149 did not have a material impact on our consolidated results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. This Statement requires certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity to be classified as liabilities. We adopted this standard for financial instruments entered into or modified after May 31, 2003. The adoption of SFAS No. 150 did not have a material impact on our consolidated results of operations or financial position.

On December 16, 2004 the FASB issued SFAS No. 123(R), Share-Based Payment, which is an amendment to SFAS No. 123, Accounting for Stock-Based Compensation. This new standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally requires such transactions to be accounted for using a fair-value-based method and the resulting cost recognized in our financial statements. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual periods beginning after June 15, 2005. In addition, this new standard will apply to unvested options granted prior to the effective date. We will adopt this new standard effective for the fourth fiscal quarter of 2005, and have not yet determined what impact this standard will have on our financial position or results of operations.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs - an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ."

This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the company.

In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-sharing Transactions, which amends FASB statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will have no impact on the financial statements of the company.

In December 2004, the FASB issued SFAS No.153, Exchange of Nonmonetary Assets. This Statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetrary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this Statement will have no impact on the financial statements of the company.

Item 7.              Financial Statements

Financial statements for the fiscal years ended December 31, 2005 and 2004 have been examined to the extent indicated in their reports by Chisholm, Bierwolf & Nilson, LLC, independent certified public accountants and have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to Regulation S-B as promulgated by the SEC. The aforementioned financial statements are included herein starting with page F-1.

Item 8.              Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We have not had any disagreements with our certified public accountants with respect to accounting practices or procedures of financial disclosures.

Item 8A.              Controls and Procedures

As of the end of the period covered by this annual report, we carried out an evaluation, under the supervision and with the participation of management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934. In designing and evaluating the disclosure controls and procedures, management recognizes that there are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their desired control objectives.

Additionally, in evaluating and implementing possible controls and procedures, management is required to apply its reasonable judgment.

Based upon the required evaluation, our chief executive officer and chief financial officer concluded as of December 31, 2005, our disclosure controls and procedures are effective in timely alerting them to material information relating to the company required to be disclosed by us in the reports that we file or submit under the Exchange Act to be recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. There have been no significant changes in our internal controls over financial reporting or in other factors that could significantly affect internal controls over financial reporting subsequent to the date we carried out our evaluation.

Item 8B.              Other Information

Not applicable.

PART III

Item 9.              Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

The following table sets forth the names, ages, and offices held by our directors and executive officers:

Name	Age	Position
J. Rockwell Smith	64	Chairman of the Board and Director
Edward F. Cowle	48	President, C.E.O. and Director
Geoff Williams	34	Secretary and Director

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have not compensated our directors for service on the board of directors or any committee thereof, but directors are entitled to be reimbursed for expenses incurred for attendance at meetings of the board and any committee of the board. However, due to our lack of funds, directors will defer their expenses and any compensation until such time as we can consummate a successful acquisition or merger. As of the date hereof, no director has accrued any expenses or compensation. Officers are appointed annually by the board and each executive officer serves at the discretion of the board. We do not have any standing committees.

None of our directors are currently, nor for the past three years have been, a director of a "shell" or "blank check" company or other corporation that is actively pursuing acquisitions or mergers, except as set forth below in their respective resumes.

No director, officer, affiliate or promoter has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment, or decree involving the violation of any state or federal securities laws.

Our present directors have other full-time employment or sources of income and will routinely devote only such time to our business necessary to maintain our viability. It is estimated that each director will devote less than ten hours per month to our activities. The directors will, when the situation requires, review potential business opportunities or actively participate in negotiations for a potential merger or acquisition on an as-needed-basis.

Currently, there is no arrangement, agreement or understanding between management and non-management stockholders under which non-management stockholders may directly or indirectly participate in or influence the management of our affairs. Present management openly accepts and appreciates any input or suggestions from stockholders. However, the board of directors is elected by the stockholders and the stockholders have the ultimate say in who represents them on the board. There are no agreements or understandings for any officer or director to resign at the request of another person and none of the current offers or directors are acting on behalf of, or will act at the direction of any other person.

The business experience of each of the persons listed above during the past five years is as follows:

J. Rockwell Smith. Mr. Smith has been a director and Chairman since our inception in July 1999. From 1977 to 1989, he owned and operated Rocky Smith Construction, a construction company in Park City, Utah that supervised construction projects in the resort community.

Since 1990, Mr. Smith has been semi-retired while being active with his private investments and working as a part-time driver for Park City Transportation Company. Mr. Smith studied engineering at Seattle University and the University of Washington.

Mr. Smith has been an executive officer and director within the last three years of the following companies that may also be deemed blank check companies:

•	Calypso Financial Services, Inc. (Chairman of the Board and director from July 1999 to the present).
•	Consolidated Travel Systems, Inc. (Vice President and director since February 2001).
•	Eagle's Nest Mining Company, now known as Nanoscience Technologies, Inc. (director from October 1997 to March 2004).
•	Grant Silver, Inc. (principal stockholder until September 1997).
•	Green MT. P.S. (Principal stockholder until January 1998), now known as Generex Biotechnology Corporation.
•	Index Daley Mines, now known as International Digital Technologies (principal stockholder until June 1998).
•	Nava Leisure, U.S.A., Inc., now known as Senesco Technologies, Inc. (President and director until January 1999).

The current status of each of these companies is set forth below:

Name of Company	Date of Registration	Status

Calypso Financial Services, Inc.	11-17-1999 (SB-2)	Delinquent in filings with SEC
	7-31-2000 (10-SB)	Seeking merger and/or acquisition

Consolidated Travel Systems, Inc.	11-9-2001 (10-SB)	Active and current with SEC
Pending acquisition by way of merger
with Knobias Holdings, Inc.

Eagles Nest Mining Company	5-14-1999 (10-SB)	Active and current with SEC
(n.k.a. Nanoscience Technologies, Inc.)		Entered into research and license
agreement with New York University in
September 2003 to develop certain
technologies

Grant Ventures, Inc.	12-20-2002 (10-SB)	Active and current with SEC
Completed merger with Impact
Diagnostics, Inc. in July 2004
Green Mt. Labs., Inc.	1-8-2004 (10-SB)	Active and current with SEC
Seeking merger and/or acquisition

Index Daley Mines	None	Current status unknown
Acquired Overlook Health Care Systems
in 1998 and became International Digital
Technologies in 1999

Nava Leisure, U.S.A., Inc.	3-27-1997 (10-SB)	Active and current with SEC
(n.k.a. Senesco Technologies, Inc.)		Merged with Senesco, in January 1999
and change its domicile to New Jersey in
September 1999

Edward F. Cowle. Mr. Cowle has been President and a Director of Big Flash since our inception in July 1999. Mr. Cowle has been self employed in financial public relations from 1994 to the present, assisting public companies with financial and investment banking activities. From 2000 to December 2003, Mr. Cowle served as a director of Laser Technology, Inc., a public company listed on the American Stock Exchange that designs, manufactures and markets of pulse laser measuring instruments and systems. Mr. Cowle was a principal of LTI Acquisition Corp., a stockholder group that took Laser Technology private in December 2003. From 1992 to 1994, Mr. Cowle was a Senior Vice President -- Investments with Paine Webber in New York City and from 1991 to 1992, he was a Registered Representative with Bear Stearns & Company, also in New York City. Mr. Cowle graduated from Fairleigh Dickinson University in Madison, New Jersey in 1978 with a B.A. Degree in English, American Studies. Mr. Cowle also attended Vermont Law School in South Royalton, Vermont from 1978 to 1979.

Mr. Cowle is a principal stockholder of LTI Acquisition. Mr. Cowle has been an executive officer and director of the following companies that may be deemed blank check companies:

•	Calypso Financial Services, Inc. (President and director from July 1999 to the present);
•	Eastgate Acquisition Corp., now known as Talavera's Fine Furniture (Secretary and director from 1999 to 2001 and President from 2001 to the present); and
•	Westgate Acquisitions Corp. (Secretary and director from 1999 to 2001 and President from 2001 to the present).

The current status of each of these companies is set forth below:

Name of Company	Date of Registration	Status

Calypso Financial Services, Inc.	11-17-1999 (SB-2)	Delinquent in filings with SEC
	7-31-2000 (10-SB)	Seeking merger and/or acquisition

Eastgate Acquisition Corp.	11-29-1999 (SB-2)	Not filing reports with SEC
Seeking merger and/or acquisition

Westgate Acquisitions Corp.	11-30-1999 (SB-2)	Not filing reports with SEC
Seeking merger and/or acquisition

Geoff Williams. Mr. Williams has been a director of Big Flash since our inception in July 1999 and was appointed secretary in August 1999. From 1994 to the present, Mr. Williams has been a representative of Williams Investments Company, a Salt Lake City, Utah financial consulting firm involved in facilitating mergers, acquisitions, business consolidations and financings. Mr. Williams attended the University of Utah and California Institute of the Arts.

Mr. Williams has been an executive officer and director within the last three years of the following companies that may also be deemed blank check companies:

•	Calypso Financial Services, Inc. (Secretary and director from 1999 to the present);
•	Consolidated Travel Systems, Inc. (Director since August 1999 and President from February 2001 to the present);
•	Eastgate Acquisition Corp., now known as Talavera's Fine Furniture (Secretary and director from 1999 to the present);
•	Grant Ventures, Inc. (Secretary and director from July 2001 to July 2004);
•	Green Mt. Labs., Inc., (director since August 2002 and President since April 2004);
•	Ocean Express Lines, Inc. (President and director from February 2000 to February 2002);
•	RAKO Capital Corporation (President and director from February 2001 to December 2002);
•	Silver River Ventures, Inc. (President and director since September 2004); and
•	Westgate Acquisitions Corp. (Secretary and director from 1999 to the present).

The current status of each of these companies is set forth below:

Name of Company	Date of Registration	Status

Calypso Financial Services, Inc.	11-17-1999 (SB-2)	Delinquent in filings with SEC
	7-31-2000 (10-SB)	Seeking merger and/or acquisition

Consolidated Travel Systems, Inc.	11-9-2001(10-SB)	Active and current with SEC
Pending merger with Knobias Holdings,
Inc.

Eastgate Acquisition Corp.	11-29-1999 (SB-2)	Not filing reports with SEC
Seeking merger and/or acquisition

Talavera's Fine Furniture	None	Inactive furniture company

Grant Ventures, Inc.	12-20-2002 (10-SB)	Active and current with SEC
Completed merger with Impact
Diagnostics, Inc. in July 2004

Green Mt. Labs., Inc.	1-8-2004 (10-SB)	Active and current with SEC
Seeking merger and/or acquisition

Ocean Express Lines, Inc.	7-3-2002 (10-SB)	Active and delinquent in filings
(n.k.a. Cementitious Materials, Inc.)		with SEC
Acquired Cementitious Material
Technologies, Inc. in November 2003

RAKO Capital Corporation	7-16-1998 (10-SB)	Currently delinquent in its periodic report
filings with SEC
Acquired Centra Industries, Inc. in
January 2003 – currently an active
telecommunications infrastructure
company

Silver River Ventures, Inc.	12-13-2005 (10-SB)	Active and current with SEC
Seeking merger and/or acquisition

Westgate Acquisitions Corp.	11-30-1999 (SB-2)	Not filing reports with SEC
Seeking merger and/or acquisition

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. None of these persons have filed initial reports of ownership and we will endeavor to have these reports prepared and submitted to the SEC.

Item 10.              Executive Compensation

We have not had a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors. We have not paid any salaries or other compensation to officers, directors or employees for the years ended December 31, 2005 and 2004. Further, we have not entered into an employment agreement with any of our officers, directors or any other persons and no such agreements are anticipated in the immediate future. It is intended that our directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. As of the date hereof, no person has accrued any compensation.

Item 11.              Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, to the best of our knowledge, as of December 31, 2005, with respect to each person known by us to own beneficially more than 5% of the outstanding common stock, each director and all directors and officers as a group.

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership	of Class(1)
J. Rockwell Smith *	4,400	.3%
54 West 400 South, Suite 220
Salt Lake City, UT 84101
Geoff Williams *	284,200	18.9%
54 West 400 South, Suite 220
Salt Lake City, UT 84101
Edward F. Cowle *	600,000	40.0%
300 Park Avenue, Suite 1712
New York, NY 10022
H. Deworth Williams	596,000	39.7%
54 West 400 South, Suite 220
Salt Lake City, UT 84101
All directors and officers	888,600	59.2%
a group (3 persons)
* Director and/or executive officer

Note: Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting power over the shares indicated above.

(1) Based upon 1.5 million shares of common stock outstanding on December 31, 2005.

Item 12.              Certain Relationships and Related Transactions

During the past two fiscal years, there have been no material transactions between us and any officer, director, nominee for election as director, or any stockholder owning greater than 5% of our outstanding shares, nor any member of the above referenced individuals' immediate family.

Our officers and directors are subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which we have indicated an interest, either through a proposed business plan or by way of an express statement of interest contained in our minutes.

If directors are presented with business opportunities that may conflict with business interests identified by us, such opportunities must be promptly disclosed to the board of directors and made available to us. In the event the board shall reject an opportunity so presented and only in that event, any of our officers or directors may avail themselves of such an opportunity. Every effort will be made to resolve any conflicts that may arise in favor of us. There can be no assurance, however, that these efforts will be successful.

In the event of a successful acquisition or merger, a finder's fee, in the form of cash or securities, may be paid to persons instrumental in facilitating the transaction. We have not established any criteria or limits for the determination of a finder's fee, although it is likely that an appropriate fee will be based upon negotiations by us and the appropriate business opportunity and the finder. Such fees are estimated to be customarily between 1% and 5% of the size of the transaction, based upon a sliding scale of the amount involved. Management cannot at this time make an estimate as to the type or amount of a potential finder's fee that might be paid, but is expected to be comparable to consideration normally paid in like transactions. It is unlikely that a finder's fee will be paid to an affiliate because of the potential conflict of interest that might result. Any such fee would have to be approved by the stockholders or a disinterested board of directors.

Item 13.              Exhibits

(a)	Exhibits

Exhibit No.	Exhibit Name
3.1*	Certificate of Incorporation
3.2*	By-Laws
4.1*	Instrument defining rights of stockholders (See Exhibit No. 3.1, Certificate of Incorporation)
31.1	Certification of C.E.O. Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of Principal Accounting Officer Pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002
32.1	Certification of C.E.O. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section
906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of Principal Accounting Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.1**	Share Exchange Agreement by and between Big Flash Corporation., 6544631 Canada Inc.,
Horst Zerbe, Ingrid Zerbe, Joel Cohen and Intelgenx Corp. dated April 10, 2006

*	Previously filed as an Exhibit to the Form 10-SB filed July 28, 2000.
**	Previously filed as Exhibit to Form 8-K dated April 10, 2006 and filed April 13, 2006.

Item 14.              Principal Accountant Fees and Services

We do not have an audit committee and as a result our entire board of directors performs the duties of an audit committee. Our board of directors will approve in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. As a result, we do not rely on pre-approval policies and procedures.

We do not have an audit committee and as a result our entire board of directors performs the duties of an audit committee. Our board of directors will approve in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. As a result, we do not rely on pre-approval policies and procedures.

Audit Fees

The aggregate fees billed by our independent auditors, Chisholm, Bierwolf & Nilson, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-KSB for the years ended December 31, 2005 and 2004, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2005, were $3,300 for 2005 and $3,220 for 2004.

Audit Related Fees

For the years ended December 31, 2005 and 2004, there were no fees billed for assurance and related services by Chisholm, Bierwolf & Nilson relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above.

Tax Fees

For the years ended December 31, 2005 and 2004, no fees were billed by Chisholm, Bierwolf & Nilson for tax compliance, tax advice and tax planning.

We do not use Chisholm, Bierwolf & Nilson for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Chisholm, Bierwolf & Nilson to provide compliance outsourcing services.

The board of directors has considered the nature and amount of fees billed by Chisholm, Bierwolf & Nilson and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Chisholm, Bierwolf & Nilson's independence.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Big Flash Corporation

		By:	/S/ EDWARD F. COWLE
President and C.E.O.

Dated:	April 13, 2006

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

Signature	Title	Date

/S/ EDWARD F. COWLE	President, C.E.O. and director	April 13, 2006
Edward F. Cowle	(Principal Accounting Officer)

April 13, 2006
/S/ J. ROCKWELL SMITH	Chairman and Director
J. Rockwell Smith

April 13, 2006
/S/ GEOFF WILLIAMS	Secretary and Director
Geoff Williams

BIG FLASH CORPORATION
(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2005

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
Big Flash Corporation
(A Development Stage Company)
Salt Lake City, UT

We have audited the accompanying balance sheet of Big Flash Corporation (a Development Stage Company) as of December 31, 2005 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2005 and 2004. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the PCAOB (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. And audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Big Flash Corporation (a Development Stage Company) as of December 31, 2005 and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has sustained recent losses from operations, has a deficit in working capital and a stockholders' deficit. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
February 22, 2006

BIG FLASH CORPORATION
(A Development Stage Company)
Balance Sheets

ASSETS

December 31,
2005

CURRENT ASSETS

Cash	$-

Total Current Assets	-

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Accounts payable	$350
Due to stockholder	20,149
Accrued interest - stockholder	1,513

Total Current Liabilities	22,012

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock;20,000,000 shares authorized,
at $0.00001 par value, 1,500,000 shares issued
and outstanding	15
Additional paid-in capital	985
Deficit accumulated during the development stage	-23,012

Total Stockholders' Equity (Deficit)	-22,012

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)	$-

The accompanying notes are an integral part of these financial statements.

BIG FLASH CORPORATION
(A Development Stage Company)
Statements of Operations

			From
			Inception on
	For the		July 27,
	Years Ended		1999Through
	December 31,		December 31,
	2005	2004	2005

REVENUES	$-	$-	$-

EXPENSES

General and Administrative	9,906	7,545	21,498

Total Expenses	9,906	7,545	21,498

LOSS FROM OPERATIONS	-9,906	-7,545	-21,498

OTHER EXPENSES

Interest Expense	-1,217	(297)	-1,514

Total Other Expenses	-1,217	(297)	-1,514

NET LOSS	$-11,123	$-7,842	$-23,012

BASIC LOSS PER SHARE	$-0.01	$-0.01

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING	1,500,000	1,500,000

The accompanying notes are an integral part of these financial statements

BIG FLASH CORPORATION
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)
					Deficit
					Accumulated
			Additional	Stock	During the
	Common Stock		Paid-In	Subscription	Development
	Shares	Amount	Capital	Receivable	Stage

Balance at inception on
July 27, 1999	-	$-	$-	$-	$-

Common stock issued for
cash on September 8, 1999
at $0.0003 per share	1,500,000	15	485	(500)	-

Net loss from inception on
July 27, 1999 through
December 31, 1999	-	-	-	-	-

Balance, December 31, 1999	1,500,000	15	485	(500)	-

Net loss for the year ended
December 31, 2000	-	-	-	-	(2,503)

Balance, December 31, 2000	1,500,000	15	485	(500)	-2,503

Cash received on stock
subscription receivable	-	-	-	500	-

Net loss for the year ended
December 31, 2001	-	-	-		(1,086)

Balance, December 31, 2001	1,500,000	15	485	-	-3,589

Net loss for the year ended
December 31, 2002	-	-	-	-	(350)

Balance, December 31, 2002	1,500,000	15	485	-	-3,939

Net loss for the year ended
December 31, 2003	-	-	-	-	-108

Balance, December 31, 2003	1,500,000	15	485	-	-4,047

Net loss for the year ended
December 31, 2004	-	-	-	-	-7,842

Balance, December 31, 2004	1,500,000	15	485	-	-11,889

Services contributed by
shareholder	-	-	500	-	-

Net loss for the year ended
December 31, 2005	-	-	-	-	(11,123)

Balance, December 31, 2005	1,500,000	$15	$985	$-	$-23,012

The accompanying notes are an integral part of these financial statements.

BIG FLASH CORPORATION
(A Development Stage Company)
Statements of Cash Flows

			From
			Inception on
	For the		July 27,
	Years Ended		1999 Through
	December 31,		December 31,
	2005	2004	2005

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$-11,123	$-7,842	$-23,012
Adjustments to reconcile net loss to
net cash used by operating activities:
Impairment loss on mining claims	-	-	-
Common stock issued for services	-	-	-
Contributed services by shareholder	500	-	500
Changes in operating assets and liabilities
Decrease in prepaid expenses	-	-	-
Increase in accounts payable	-1,875	2,224	349
Increase in due to stockholder	12,498	5,618	21,663

Net Cash Used by Operating
Activities	-	-	(500)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Sale of common stock	-	-	500

Net Cash Provided by Financing
Activities	-	-	500

NET DECREASE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	$-

SUPPLIMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Business and Organization

Big Flash Corporation (The Company) was organized on July 27, 1999, under the laws of the State of Delaware. Pursuant to Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises," the Company is classified as a development stage company.

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

b. Revenue Recognition

The Company currently has no source of revenues. Revenue recognition policies will be determined when principal operations begin.

c. Basic Loss Per Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period.

	For the Years Ended
	December 31,
	2005	2004

Loss (numerator)	$(11,123)	$(7,842)
Shares (denominator)	1,500,000	1,500,000

Per share amount	$(0.01)	$(0.01)

d. Provision for Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

8

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

d. Provision for Taxes (Continued)

Net deferred tax assets consist of the following components as of December 31, 2005 and 2004:

	2005	2004

Deferred tax assets:
NOL carryover	$23,012	$11,889
Valuation allowance	(23,012)	(11,889)

Net deferred tax asset	$--	$--

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the years ended December 31, 2005 and 2004 due to the following:

	2005	2004

Book Income	$(4,338)	$(2,556)

Valuation allowance	4,338	2,556

	$-	$-

At December 31, 2005, the Company had net operating loss carryforwards of approximately $23,012 that may be offset against future taxable income through 2025. No tax benefit has been reported in the December 31, 2005 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

e. Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g. Newly Issued Accounting Pronouncements

In April 2002, the FASB issued Statement No. 145 "Rescission of FASB Statements No. 4, 44, and 62, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS 145). SFAS 145 will require gains and losses on extinguishments of debt to be classified as income or loss from continuing operations rather than as extraordinary items as previously required under Statement of Financial Accounting Standards No. 4 (SFAS 4). Extraordinary treatment will be required for certain extinguishments as provided in APB Opinion No. 30. SFAS 145 also amends Statement of Financial Accounting Standards No. 13 to require certain modifications to capital leases be treated as a sale-leaseback and modifies the accounting for sub-leases when the original lessee remains a secondary obligor (or guarantor). SFAS 145 is effective for financial statements issued after May 15, 2002, and with respect to the impact of the reporting requirements of changes made to SFAS 4 for fiscal years beginning after May 15, 2002. The adoption of the applicable provisions of SFAS 145 did not have an effect on the Company's financial statements.

In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 nullifies Emerging Issues Task Force Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS 146 applies to costs associated with an exit activity that does not involve an entity newly acquired in a business combination or with a disposal activity covered by SFAS 144. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002, with earlier application encouraged. The adoption of the applicable provisions of SFAS 146 did not have an effect on the Company's financial statements.

10

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Newly Issued Accounting Pronouncements (Continued)

In October 2002, the FASB issued Statement No. 147 "Acquisitions of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9" (SFAS 147). SFAS 147 removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long-lived assets that are held and used. SFAS 147 is effective October 1, 2002. The adoption of the applicable provisions of SFAS 147 did not have an effect the Company's financial statements.

In December 2002, the FASB issued Statement No. 148 "Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123" (SFAS 148). SFAS 148 provides alternate methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reporting results. SFAS 148 is effective for fiscal years beginning after December 15, 2003. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

11

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Newly Issued Accounting Pronouncements (Continued)

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (SFAS 150"). SFAS 150 addresses certain financial instruments that, under previous guidance, could be accounted for as equity, but now must be classified as liabilities in statements of financial position. These financial instruments include: (i) mandatory redeemable financial instruments, (ii) obligations to repurchase the issuer's equity shares by transferring assets, and (iii) obligations to issue a variable number of shares. SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and otherwise effective at the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have any impact on the Company's financial position or Statement of Operations.

In January 2003, and revised in December 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). This interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," addresses consolidation by business enterprises of variable interest entities, which possess certain characteristics. FIN 46 requires that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity must be included in the consolidated financial statements with those of the business enterprise. FIN 46 applies immediately to variable interest entities created after January 31, 2003 and to variable interest entities in which an enterprise obtains an interest after that date. The consolidation requirements apply to older entities in the first fiscal year or interim period after June 15, 2003. The adoption of the effective provisions of Interpretation 46 did not have any impact on the Company's financial position or statement of operations.

12

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plans to obtain such resources for the Company include (1) obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses, and (2) seeking out and completing a merger with an existing operating company. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

NOTE 2 - GOING CONCERN

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - RELATED PARTY TRANSACTIONS

During the years ended December 31, 2005 and 2004, the Company incurred various general and administrative expenses. As the Company has not had the wherewithal to pay these expenses, the Company has relied on a related party to satisfy its debts. As of December 31, 2005 and 2004 the Company had an obligation to the related party, including accrued interest, totaling $21,662 and $9,165, respectively. This balance is due on demand, and the Company is accruing interest on the total at 8.0% per annum.

NOTE 4 - SIGNIFICANT AND SUBSEQUENT EVENT

In November, 2005, the Company entered into a Letter of Understanding with Intelgenx Corp. ("Intelgenx"), an operating drug delivery entity headquartered in Quebec, Canada. Later, on April 10, 2006, the Company entered into a formal Share Exchange Agreement with Intelgenx. Pursuant to this Agreement, the Company formed a wholly-owned subsidiary, 6544531 Canada, Inc. ("Exchangeco"). The Share Exchange Agreement stipulates that Exchangeco will receive 10,991,000 common shares of Intelgenx, in exchange for all of the outstanding common shares of Exchangeco. Upon consummation of the Agreement, Intelgenx will operate as a controlled subsidiary of the Company. Management anticipated the Agreement will be fully consummated during the 2nd quarter of 2006.

13

Exhibit 31.1

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements (Continued)

 CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward F. Cowle, Chief Executive Officer of Big Flash Corporation, certify that:

1.  I have reviewed this annual report on Form 10-KSB of Big Flash Corporation;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.  The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a.  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.  Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.  The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

a.  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b.  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: April 13, 2006

/S/ EDWARD F. COWLE

Edward F. Cowle
Chief Executive Officer

Exhibit 31.2

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements (Continued)

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward F. Cowle, Principal Accounting Officer of Big Flash Corporation, certify that:

1.  I have reviewed this annual report on Form 10-KSB of Big Flash Corporation;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.  The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a.  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.  Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.  The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

a.  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b.  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: April 13, 2006

/S/ EDWARD F. COWLE

Edward F. Cowle
Principal Accounting Officer

Exhibit 32.1

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements (Continued)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Big Flash Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the _Report_), I, Edward F. Cowle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD F. COWLE

Edward F. Cowle
Chief Executive Officer
April 13, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certifications are accompanying the Company's Form 10-KSB solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.

Exhibit 32.2

BIG FLASH CORPORATION
(A Development Stage Company)
Notes to the Financial Statements (Continued)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Big Flash Corporation (the _Company_) on Form 10-KSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the _Report_), I, Edward F. Cowle, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ EDWARD F. COWLE

Edward F. Cowle
Principal Accounting Officer
April 13, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certifications are accompanying the Company's Form 10-KSB solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB
[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarter Ended March 31, 2006

or

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to _______________

Commission File Number 000-31187

BIG FLASH CORPORATION
(Exact name of small business issuer as specified in its charter)

Delaware	87-0638336
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

6425 Abrams, St-Laurent, Quebec, Canada H4S 1X9
(Address of principal executive offices)

514-331-7440
(Issuer's telephone number)

            Check whether the issuer (1) filed all reports  required to be filed by Section 13 or 15(d) of the  Securities  Exchange  Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing  requirements for the past 90 days.

Yes  [X]     No   [ ]

APPLICABLE ONLY TO CORPORATE ISSUERS

            State the number of shares  outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

Class Outstanding as of March 31, 2006

Common Stock, $.00001 par value, 1,500,000

1

2

Item 1.       Financial Statements

        The  accompanying  unaudited  balance  sheets of Big Flash  Corporation  at March  31, 2006 and December  31, 2005,  related  unaudited  statements  of operations,  stockholders'  equity (deficit) and cash flows for the three months ended  March  31, 2006 and 2005 and the  period  July  27,  1999  (date of inception) to March 31, 2006, have been prepared by management in conformity with  accounting  principles  generally  accepted in the United  States.  In the opinion  of  management,   all  adjustments  considered  necessary  for  a  fair presentation  of the results of  operations  and  financial  position  have been included and all such  adjustments are of a normal recurring  nature.  Operating results for the period ended March 31, 2006, are not necessarily indicative of the results that can be expected for the fiscal year ending December 31, 2006 or any other subsequent period.

3

BIG FLASH CORPORATION
(A Development Stage Company)
Balance Sheet

	March 31,	December 31,
	2006	2005
	$	$
ASSETS

CURRENT ASSETS

Cash	-	-

Total Current Assets	-	-

TOTAL ASSETS	-	-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Accounts payable	430	350
Due to stockholder	20,807	20,149
Accrued interest - stockholder	1,923	1,513
Total Current Liabilities	23,160	22,012

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 20,000,000 shares
authorized, at $0.00001 par value,
1,500,000 shares issued and outstanding	15	15
Additional paid-in capital	1,485	985
Deficit accumulated during the
development stage	-24,660	-23,012
Total Stockholders' Equity (Deficit)	-23,160	-22,012

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY DEFICIT)

	-	-

4

BIG FLASH CORPORATION
(A Development Stage Company)
Statement of Operations (Unaudited)

	For the Three		From Inception on
	Months Ended		July 27, 1999
	March 31		through March 31
	2006	2005	2006
	$	$	$

REVENUES	-	-	-

EXPENSES

General and Administrative	1,238	3,542	22,736

Total Expenses	1,238	3,542	22,736

LOSS FROM OPERATIONS	-1,238	-3,542	-22,736

OTHER EXPENSES

Interest Expense	-410	-209	-1,924

Total Other Expenses	-410	-209	-1,924

NET LOSS	-1,648	-3,751	-24,660

BASIC LOSS PER SHARE	-0.00	0.00

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	1,500,000	1,500,000

5

BIG FLASH CORPORATION
(A Development Stage Company)
Statement of Cash Flows (Unaudited)
	For the Three		From Inception on
	Months Ended		July 27, 1999
	March 31		through March 31
	2006	2005	2006
	$	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	-1,648	-3,751	-24,660
Adjustments to reconcile net loss to net cash
used by operating activities:
Services contributed by shareholder	500	-	1,000
Changes in operating assets and liabilities:
Increase in accounts payable	80	348	429
Increase in account payable - shareholder	1,068	3,043	22,731

Net Cash Used by Operating Activities	-	-	-500

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Sale of common stock	-	-	500

Net Cash Provided by Operating
Activities	-	-	500

NET DECREASE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	-	-	-

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:
Interest	-	-	-
Income Taxes	-	-	-
NON-CASH FINANCING ACTIVITIES
Common Stock issued for services	-	-	-
Common stock issued for mining claims	-	-	-

6

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

        The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at March 31, 2006 and 2005, and for all periods presented have been made.

        Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2005 audited financial statements.  The results of operations for the periods ended March 31, 2006 and 2005 are not necessarily indicative of the operating results for the full years.

NOTE 2 - SUBSEQUENT EVENT

        On April 28, 2006, the Company entered into a Share Exchange Agreement ("the Agreement"), whereby the Company, (through its wholly-owned subsidiary 6544361 Canada, Inc., a Canadian company) acquired 100% of the issued and outstanding common stock and warrants of Intelgenx Corp., a Canadian corporation ("Intelgenx").  Pursuant to the Agreement, and several separate related agreements, the Company issued, as consideration for the Intelgenx shares, 14,507,489 shares of the Company's common stock to various shareholders of Intelgenx, along with 100,000 common share purchase warrants to an Intelgenx shareholder.  The warrants granted are exercisable at $0.41 per share, and expire on April 28, 2008.  Upon completion of the acquisition, the total shares issued by the Company pertaining to the acquisition of Intelgenx will constitute 68.7% of the approximately 16 million Big Flash common shares then outstanding. Following the completion of the acquisition, Intelgenx will continue its operations as a controlled subsidiary of the Company.

        IntelGenx is a drug delivery company established in 2003 and headquartered in Montreal, Quebec, Canada which focuses on the development of oral controlled-release products for the generic pharmaceutical market as well as novel mucosal delivery systems. IntelGenx's business strategy is to develop pharmaceutical products based on its proprietary drug delivery technologies and license the commercial rights to competent  partner  companies  once the  viability  of the  product has been demonstrated.

Item 2.      Management's Discussion and Analysis or Plan of Operations

        The following  information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Form 10-QSB.

Results of Operations

        We incurred a loss of $1,648 during the three month period ended March 31, 2006,  primarily due to professional  fees and other expenses related to the preparation  and filing with the SEC of periodic and annual  reports  during the quarter.  We had $3,751 of such expenses during the three month  period  ended March  31,  2005.  We accrued $410 of interest expense on debt to related parties in 2006 compared to $209 in 2005.

7

        In the opinion of  management,  inflation  has not and  will  not have a material effect on our operations until such time as we successfully complete an acquisition  or merger.  At that time,  management will  evaluate  the possible effects of inflation related to our business and operations.

Liquidity and Capital Resources

        During the three months ended March 31, 2006, our expenses were paid by a shareholder.  At March 31, 2006, we had a payable to our stockholder of $20,807. Pursuant to the acquisition of Intelgenx on April 28, 2006 the Company now has funds available to fund operations for the next 12 to 18 months. Although the Company does not anticipate requiring to raise additional funds at this time, the Company may decide to raise funds through further private placements of Big Flash common stock depending on changes in market conditions and business opportunities.

Plan of Operation

        On April 28, 2006, the Company entered into a Share Exchange Agreement, whereby the Company, (through its wholly-owned subsidiary 6544361 Canada, Inc., a Canadian company) acquired 100% of the issued and outstanding common stock and warrants of Intelgenx Corp., a Canadian corporation. Pursuant to the Agreement, and several separate related agreements, the Company issued, as consideration for the Intelgenx shares, 14,507,489 shares of the Company's common stock to various shareholders of Intelgenx, along with 100,000 common share purchase warrants to an Intelgenx shareholder.  The warrants granted are exercisable at $0.41 per share, and expire on April 28, 2008.  Upon completion of the acquisition, the total shares issued by the Company pertaining to the acquisition of Intelgenx will constitute 68.7% of the approximately 16 million Big Flash common shares then outstanding. Following the completion of the acquisition, Intelgenx will continue its operations as a controlled subsidiary of the Company.

        IntelGenx is a drug delivery company established in 2003 and headquartered in Montreal,Quebec, Canada, which focuses on the development of novel oral immediate-release and controlled-release products for the generic pharmaceutical market. IntelGenx's business strategy is to develop pharmaceutical products based on its proprietary drug delivery technologies and then license commercial rights for such products to pharmaceutical partners once the viability of a product has been demonstrated. We expect a partner company will, in some cases, fund  development of the licensed products, complete the Food and Drug Administration ("FDA") regulatory approval process relating to the licensed products , and assume responsibility for marketing and distributing such products.

        In addition, the Company anticipates that it may undertake full development of certain products without seeking a partner until the marketing and distribution stage.  The Company will assess various issues relating to potential for successful development of a product and associated costs, and then determine at which stage it is most prudent to seek a partner, balancing such costs against potential for additional returns earned by partnering later in the development process.  The company has also undertaken a strategy under which it will work with pharmaceutical companies in order to develop new dosage forms in addition to already existing ones for pharmaceutical products for which patent protection is about to expire.  Under § (505)(b)(2) of the Food, Drug, and Cosmetics  Act, the Food and Drug Administration will grant a market exclusivity of up to three years for such a new dosage form. The Company anticipates significant returns from successfully obtaining market exclusivity in this manner.

8

        The Company is currently continuing to develop the existing products in its pipeline and may also perform research and development on other potential products as the opportunities present themselves.

        The Company does not currently plan to acquire a manufacturing facility. The Company currently purchases and or leases, on an as-needed basis, the equipment necessary for performing research and development activities related to its products.

        The Company will hire new personnel, primarily  in the area of research and development, on an as-needed basis as the Company enters into partnership agreements partners and increases its research and development activities.

Forward-Looking and Cautionary Statements

        This report contains certain forward-looking statements that involve risks and uncertainties relating to, among other things, our future financial performance or future events.  Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events.  All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate,"  "estimate,"  "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve known and unknown risks,   estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement.  You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

•

continued development of our technology;

•

lack of product revenues

•

successful completion of clinical trials and obtaining regulatory approval to market

•

ability to protect our intellectual property

•

dependence on collaborative partners

•

ability to generate positive cash flow

•

ability to raise additional capital if and when necessary

•

dependence on key personnel;

•

competitive factors;

9

•

the operation of our business; and

•

general economic conditions.

        These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward looking statements These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 3.       Controls and Procedures.

        As of the end of the period covered  by this  report,  we  carried  out an evaluation,  under the  supervision  and with the  participation  of management, including our chief executive officer and principal  financial  officer,  of the effectiveness  of the  design  and  operation  of our  disclosure  controls  and procedures  as  defined  in Rules  13a-15(e)  and  15d-15(e)  of the  Securities Exchange Act of 1934.  Based upon that evaluation,  our chief executive  officer and principal  financial  officer  concluded  that our  disclosure  controls and procedures  are  effective  to cause the  material  information  required  to be disclosed  by us in the reports that we file or submit under the Exchange Act to be  recorded,  processed,  summarized  and  reported  within  the  time  periods specified in the SEC's rules and forms.  There have been no significant  changes in our internal  controls or in other factors which could  significantly  affect internal controls subsequent to the date we carried out our evaluation.

PART II

Item 1.       Legal Proceedings

        There are no material pending legal proceedings to which we are a party or to which any of our  property is subject and, to the best of our  knowledge,  no such actions against us are contemplated or threatened.

Item 2.       Unregistered Sales of Equity Securities and Use of Proceeds

        This Item is not applicable.

Item 3.       Defaults Upon Senior Securities

        This Item is not applicable.

Item 4.       Submission of Matters to a Vote of Security Holders

        This Item is not applicable.

10

Item 5.       Other Information

        This Item is not applicable.

Item 6.       Exhibits and Reports on Form 8-K

(a) Exhibits:

Exhibit 31.1 - Certification  of C.E.O.  Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit  31.2 - Certification  of  Principal Accounting  Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 32.1 - Certification  of  C.E.O.  Pursuant  to 18  U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 32.2 - Certification of Principal Accounting Officer Pursuant to 18 U.S.C.  Section  1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(b) Reports on Form 8-K

No report on Form 8-K was filed  during  the  three  month  period  ended March 31, 2005.

11

SIGNATURES

        In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIG FLASH CORPORATION

Date: May 22, 2006	By: /s/ Horst Zerbe
Horst Zerbe
President, C.E.O. and Director

Date: May 22, 2006	By: /s/ Joel Cohen
Joel Cohen
Chief Financial Officer and Director

12